UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 21, 2014

Rhino Resource Partners LP
(Exact name of registrant as specified in its charter)

Delaware	001-34892	27-2377517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

424 Lewis Hargett Circle, Suite 250 Lexington, Kentucky 40503
(Address of principal executive offices) (Zip Code)

(859) 389-6500
Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On July 21, 2014, Rhino Resource Partners LP ("Rhino" or the "Partnership") issued a press release announcing a cash distribution of $0.445 per common unit for the quarter ended June 30, 2014, or $1.78 per unit on an annualized basis.  This distribution will be paid on August 14, 2014 to all common unitholders of record as of the close of business on July 31, 2014.

The information in this Form 8-K, including the exhibit,  shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, unless Rhino specifically states in a future filing that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated July 21, 2014

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rhino Resource Partners LP
July 21, 2014	By:	Rhino GP LLC, Its General Partner
	By:	/s/ WHITNEY C. KEGLEY
	Name:	Whitney C. Kegley
	Title:	Vice President, Secretary and General Counsel

Exhibit Index
99.1	Press release dated July 21, 2014